Exhibit 10.5

CONFIDENTIAL

AMENDMENT 1
TO
COLLABORATION AND COMMERCIAL LICENSE AGREEMENT

This Amendment 1 to Collaboration and Commercial License Agreement (“Amendment”) is entered into as of the 1st day of June, 2016 (the “Amendment Effective Date”) by and between Mersana Therapeutics, Inc., a Delaware corporation, having its principal place of business at 840 Memorial Drive Cambridge, MA 02139 (hereinafter referred to as “Mersana”) and Merck KGaA, a corporation with general partners having its principal place of business at Frankfurter Str. 250, 64293 Darmstadt, Germany (hereinafter referred to as “Merck,” and together with Mersana, the “Parties”).  This Amendment amends that certain Collaboration and Commercial License Agreement by and between Mersana and Merck dated June 23, 2014 (the “Original Agreement,” and together with this Amendment, the “Agreement”). Capitalized terms used but not defined in this Amendment will have the definition set forth in the Original Agreement.

RECITALS

WHEREAS, the Parties wish to amend the Original Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth herein, the Parties hereto, intending to be legally bound, agree as follows:

ARTICLE 1 — AMENDMENTS

1.1                               Confidential Information. Section 1.1.22 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“1.1.22.                        “Confidential Information” of a Party, means information relating to the business, operations or products of a Party or any of its Affiliates, including any Know-How, that such Party, any of its Affiliates or any Third Party acting on its behalf discloses to the other Party or any of its Affiliates under this Agreement, or information of a Party that otherwise becomes known to the other Party by virtue of this Agreement; provided, that notwithstanding anything to the contrary, (a) Confidential Information constituting Mersana Know-How, Mersana Platform Know-How or Mersana Regulatory Documentation will be Confidential Information of Mersana (and Mersana will be deemed the disclosing Party and Merck the receiving Party with respect thereto) and (b) Confidential Information constituting Merck Know-How, Product Know-How or Merck Regulatory Documentation will be Confidential Information of Merck (and Merck will be deemed the disclosing Party and Mersana the receiving Party with respect thereto).”

1.2                               Research Plans. Section 2.2.3 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“2.2.3.                                                            Research Plans. The Research Plan for [***] Designated Target is attached as Schedule 2.2.3-1. Subsequent Research Plans agreed upon in accordance with

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Section 2.4.2.4 or Section 2.4.1.5, as applicable, will be attached as additional sequentially numbered schedules (Schedule 2.2.3-2, Schedule 2.2.3-3, etc.).”

1.3                               Term of a Research Program. Section 2.3 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“2.3.                                                                      Term of a Research Program. The term of the first Research Program, which covers the [***] Designated Target, will commence upon the Effective Date, and the term of each subsequent Research Program will commence upon approval of a Research Plan under Section 2.4.2.4 or Section 2.4.1.5, as applicable. Each Research Program will continue until [***] (a) [***]; (b) [***]; (c) such date as Merck notifies Mersana of Merck’s election to [***]; (d) [***]; and (e) [***] (the term of a Research Program, each, a “Research Program Term”). If a Research Program Term ends pursuant to clause (c), (d) or (e) of this Section 2.3, then the Designated Target that is the subject of the applicable Research Program will no longer be deemed to be a Designated Target hereunder.”

1.4                               [***] Designated Target. Section 2.4.1.4 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“2.4.1.4.                     Merck may designate a [***] Designated Target in accordance with this Section 2.4.1.4 and Section 2.4.2 at any time following the [***]. Such Designated Target that is designated in accordance with this Section 2.4.1.4 and Section 2.4.2 will be set forth on Schedule 2.4.1-5.”

1.5                               [***] Designated Target. The following new Section 2.4.1.5 is hereby inserted immediately following Section 2.4.1.4 of the Original Agreement.

“2.4.1.5.                     Merck may designate the [***] Designated Target in accordance with this Section 2.4.1.5 at any time following the [***] pursuant to Section 2.4.5.3 by delivering written notice of such designation to Mersana. Upon such designation, Merck will disclose to Mersana the identity of the [***], and the JPT will promptly meet to draft a Research Plan for the [***] and will use good faith efforts to agree on such Research Plan. Upon written agreement by the Project Leaders on a proposed Research Plan, the [***] will be deemed a Designated Target hereunder, such proposed Research Plan will be deemed to be a Research Plan hereunder, and the corresponding Research Program will commence.  Such Designated Target that is designated in accordance with this Section 2.4.1.5 will be set forth on Schedule 2.4.1-6. For clarity, if Merck does not make a timely designation of a [***] under Section 2.4.5.1, it shall have no right to designate the [***] Designated Target.”

1.6                               Gatekeeper Process. Section 2.4.2 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

“2.4.2.                                                            Gatekeeper Process.

2.4.2.1.                           In order to designate an Antigen as a new Designated Target under Section 2.4.1.3, Section 2.4.1.4 or Section 2.4.3 or as the [***] under Section 2.4.5.1 or Section 2.4.5.2, Merck will provide the Gatekeeper with a confidential written description of such Antigen, including to the extent available, the Name and UniProt/SwissProt number sequence for such proposed Antigen. Within [***] Business Days following Gatekeeper’s receipt of such written notice with respect to a particular proposed Antigen, Mersana will ensure that Gatekeeper will notify Merck in writing whether the proposed Antigen is Available for designation as a Designated Target or the [***], as applicable. The Parties hereby acknowledge and agree that a proposed Antigen will be “Available” for designation by Merck as a Designated Target or the [***] Target, as applicable, unless [***].

2.4.2.2.                           For clarity, in the event that the Gatekeeper notifies Merck that a proposed Antigen is not Available pursuant to the procedures set forth in this Section 2.4.2, Merck will not have exhausted any of its rights to designate an Antigen as a new Designated Target or the [***] Target, as applicable, hereunder within the applicable designation time period. Should an Antigen proposed by Merck be rejected by the Gatekeeper, the applicable nomination period for such Antigen shall be automatically extended by the time consumed by the unsuccessful nomination process.

2.4.2.3.                           The Parties acknowledge and agree that, as of the Effective Date, the first and second Designated Targets set forth on Schedule 2.4.1-1 and Schedule 2.4.1-2 are Available, and the procedures set forth in Section 2.4 will not apply to such Designated Targets, other than with respect to replacement of such Designated Targets in accordance with Section 2.4.3.

2.4.2.4.                           In the event that the Gatekeeper notifies Merck that a proposed Antigen is Available for designation as a Designated Target or the [***] Target, as applicable, in accordance with Section 2.4.2, within [***] Business Days following receipt of such notice, Merck will thereafter notify the Gatekeeper if it wishes to so designate such proposed Antigen (in which case, Merck will also promptly provide notice to Mersana that it has designated an Antigen to be a Designated Target [***], as applicable). Upon such designation if such designation is for a Designated Target, Merck will disclose to Mersana the identity of the Designated Target, and the JPT will promptly meet to draft a Research Plan for such Designated Target and will use good faith efforts to agree on such Research Plan. Upon written agreement by the Project Leaders on a proposed Research Plan, such Antigen will be deemed a Designated Target hereunder (if applicable), such proposed Research Plan will be deemed to be a Research Plan hereunder, and the corresponding Research Program will commence. Upon such designation if such designation is for the [***], such Antigen will be deemed the [***] hereunder. In addition to Section 2.4.4, the Parties agree that from receiving the notification of availability of an Antigen from the Gatekeeper until its designation as a Designated Target [***], as applicable, such Antigen shall not be available for a collaboration between Mersana and a Third Party.”

1.7                               Target Exclusivity. Section 2.4.4.1 of the Original Agreement is hereby deleted in its entirety and replaced with the following.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

“2.4.4.1.                     During the Term on a Designated Target-by-Designated Target basis, Mersana will collaborate exclusively with Merck with respect to such Designated Target during the period commencing with the designation of an Antigen as a Designated Target by Merck pursuant to Section 2.4.2.4 or Section 2.4.1.5, as applicable, and ending on the earliest of (a) [***]; (b) [***]; (c) [***] (d) [***]  (each such period, a “Target Exclusivity Period”). For purposes of this Section 2.4.4, “collaborate exclusively” means that Mersana will not, [***].  The provisions of this Section 2.4.4.1 shall not apply to any Future Acquirer or any Affiliate of any Future Acquirer other than Mersana to the extent that any activities conducted by any such Future Acquirer or any such Affiliate with respect to such Designated Target do not make use of any information or intellectual property right that is deemed Controlled by Mersana pursuant to this Agreement.”

1.8                               [***] Target. The following new Section 2.4.5 is hereby inserted immediately following Section 2.4.4 of the Original Agreement.

“2.4.5.                               [***] Target.

2.4.5.1.                           Merck may designate an Antigen as a [***] Target”) in accordance with this Section 2.4.1.5 and Section 2.4.2 at any time prior to the [***] anniversary of the Effective Date.

2.4.5.2.                           Following the designation of the initial [***] Target and prior to the earlier of (i) [***] and (ii) [***], Merck may designate a new [***] Target in accordance with Section 2.4.2 to replace the original [***]Target, provided that Merck may only replace the [***] Target [***].  Following such designation, the original [***] Target will no longer be deemed to be the [***] Target, and Merck will have no further rights under this Agreement with respect to the original [***] Target.

2.4.5.3.                           Following Merck’s designation of an Antigen as the Reserved Target and prior to Merck’s designation of the Reserved Target as a Designated Target, if a Third Party exercising its rights under an agreement with [***], the Gatekeeper shall promptly provide notice to Merck of [***]  (an “Acceleration Notice”) and Merck may elect to designate the [***] Designated Target in accordance with Section 2.4.1.5 within [***] Business Days of receipt of the Acceleration Notice from the Gatekeeper.  If Merck fails to make such designation within [***] Business Days, it shall have no further rights to the [***] Target and shall no longer have a right to designate the [***] Designated Target in accordance with Section 2.4.1.5.”

ARTICLE 2 — ACKNOWLEDGEMENT OF PRIOR DESIGNATIONS

2.1                               Prior Designated Targets. The Parties hereby acknowledge and agree that the [***] Designated Targets have been designated in accordance with the Prior Agreement prior to the Amendment Effective Date and that this Amendment shall have no effect on such prior designations.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

ARTICLE 3 — MISCELLANEOUS

3.1                               Effectiveness. Except as set forth in this Amendment, all terms and conditions of the Original Agreement are hereby ratified and shall remain in full force and effect. Amendments made pursuant to this Amendment shall be effective as of the Amendment Effective Date.

3.2                               Conflicts. In the event of a conflict between a provision of the Original Agreement and a provision of this Amendment, the provisions of this Amendment will control to the extent of such conflict.

3.3                               Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Counterparts may be signed or delivered by facsimile or electronically scanned signature page.

(The remainder of this page has been intentionally left blank.  The signature page follows.)

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

IN WITNESS WHEREOF, the Parties have executed this Amendment to be effective as of the Amendment Effective Date.

MERSANA THERAPEUTICS, INC.

By:	/s/ Eva Jack

Name:	Eva Jack

Title:	Chief Business Officer

MERCK KGaA

By:	/s/ Axel Hoffmann

Name:	Axel Hoffmann

Title:	Director Alliance Management Global
Business Development & Alliance Management

By:	/s/ Marco Rau

Name:	Dr. Marco Rau, LL.M.

Title:	Senior Counsel

Signature Page to Amendment 1 to Collaboration and Commercial License Agreement

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.